Asset Retirement Obligations	12 Months Ended
Dec. 31, 2020
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations	Asset Retirement Obligations

As at December 31	2020	2019
Balance, beginning of year	$362	$500
Obligations acquired (note 3)	13	—
New obligations	14	7
Obligations settled	(4)	(2)
Disposals	(1)	(6)
Revision in estimated cash flow	(10)	(129)
Accretion expense (a)	17	19
Foreign exchange translation	(6)	(21)
Total	$385	$368
Less: current portion (included in accounts payable and accrued liabilities)	(6)	(6)
Balance, end of year	$379	$362
(a)    Certain amounts relating to Utility asset retirement obligations are recorded through regulatory assets or liabilities on the Consolidated Balance Sheets due to regulatory treatment. The remaining portion is recorded through the Consolidated Statements of Income.

The majority of the asset retirement obligations are associated with distribution and transmission systems in the Utilities segment.

AltaGas estimates the undiscounted cash required to settle the asset retirement obligations, excluding growth for inflation, at December 31, 2020 was $816 million (December 31, 2019 - $727 million).
The asset retirement obligations have been recorded in the Consolidated Financial Statements at estimated values discounted at rates between 2.0 and 8.5 percent (December 31, 2019 - between 2.0 to 8.5 percent) and are expected to be incurred between 2021 and 2138 (December 31, 2019 - between 2020 and 2137). No assets have been legally restricted for settlement of the estimated liability.